                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A
                                 AMENDMENT NO. 2

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): February 4, 2000


                          Concord Communications, Inc.
              (Exact Name of Registrant as Specified in Charter)



       Massachusetts                               0-23067                  04-2710876
(State or Other Jurisdiction                     (Commission              (IRS Employer
      of Incorporation)                          File Number)           Identification No.)


600 Nickerson Road, Marlboro, Massachusetts                                     01752
(Address of Principal Executive Offices)                                      (Zip Code)



      Registrant's telephone number, including area code: (508) 460-4646

      This Amendment No. 2 is being filed to amend the Report on Form 8-K dated February 4, 2000 and filed with the Commission on February 10, 2000, as amended by Amendment No. 1 on Form 8-K/A, dated February 4, 2000 and filed with the Commission on April 19, 2000 (as amended, the "Report"). This Amendment No. 2 is being filed to add Exhibit 27.1 (Financial Data Schedule) to the Report. No other changes to the Report are being made.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)  Exhibits.


   Exhibit No.   Description
   -----------   -----------

         2.1 Agreement and Plan of Reorganization dated as of January 20, 2000 by and among Concord Communications, Inc., F
                 Acquisition Corp., and FirstSense
                 Software, Inc. (filed as Exhibit 2.1 to
                 the original Report on Form 8-K dated
                 February 4, 2000 and filed with the
                 Commission on February 10, 2000 and hereby incorporated by reference).

         23.1    Consent of Independent Public Accountants
                 (filed as Exhibit 23.1 to the amendment to the Report on Form 8-K/A dated February 4,
                 2000 and filed with the Commission on
                 April 19, 2000 and incorporated herein by reference).

         27.1    Financial Data Schedule (filed herewith).

         99.1    Registration Rights Agreement dated as of
                 February 4, 2000 by and among Concord
                 Communications, Inc. and Timothy Barrows, as Securityholder Agent (filed as Exhibit
                 99.1 to the original Report on Form 8-K
                 dated February 4, 2000 and filed with the Commission on February 10, 2000 and hereby incorporated by reference).

         99.2    Press Release dated February 7, 2000
                 (filed as Exhibit 99.2 to the original
                 Report on Form 8-K dated February 4, 2000 and filed with the Commission on February
                 10, 2000 and hereby incorporated by
                 reference).

   Exhibit No.   Description
   -----------   -----------

         99.3 The following audited financial statements of FirstSense Software, Inc. (filed as
                 Exhibit 99.3 to the amendment to the
                 Report on Form 8-K/A dated February 4,
                 2000 and filed with the Commission on
                 April 19, 2000 and incorporated herein by reference):

                 Independent Auditors' Report

                 Balance Sheets as of December 31, 1999 and
                 1998

                 Statements of Operations for the years
                 ended December 31, 1999, 1998 and 1997

                 Statements of Stockholders' (Deficit)
                 Equity for the years ended December 31,
                 1999, 1998 and 1997

                 Statements of Cash Flows for the years
                 ended December 31, 1999, 1998 and 1997

                 Notes to the Financial Statements

         99.4    The following pro forma financial
                 information of Concord Communications,
                 Inc. and FirstSense Software, Inc. (filed as Exhibit 99.4 to the amendment to the Report on Form 8-K/A dated February 4,
                 2000 and filed with the Commission on
                 April 19, 2000 and incorporated herein by reference):

                 Unaudited Consolidated Statements of
                 Operations for the years ended December
                 31, 1999 and 1998

                 Unaudited Consolidated Balance Sheet as of
                 December 31, 1999

                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CONCORD COMMUNICATIONS, INC.



Dated:  April 20, 2000
                                      By:  /s/ Melissa H. Cruz
                                           -------------------------------------
                                           Melissa H. Cruz
                                           Executive Vice President of Finance
                                           and Chief Financial Officer

                                EXHIBIT INDEX


   Exhibit No.   Description
   -----------   -----------
         2.1     Agreement and Plan of Reorganization dated
                 as of January 20, 2000 by and among
                 Concord Communications, Inc., F
                 Acquisition Corp., and FirstSense
                 Software, Inc. (filed as Exhibit 2.1 to
                 the original Report on Form 8-K dated
                 February 4, 2000 and filed with the
                 Commission on February 10, 2000 and hereby
                 incorporated by reference).

         23.1    Consent of Independent Public Accountants
                 (filed as Exhibit 23.1 to the amendment to the Report on Form 8-K/A dated February 4,
                 2000 and filed with the Commission on
                 April 19, 2000 and incorporated herein by reference).

         27.1    Financial Data Schedule (filed herewith).

         99.1    Registration Rights Agreement dated as of
                 February 4, 2000 by and among Concord
                 Communications, Inc. and Timothy Barrows, as Securityholder Agent (filed as Exhibit
                 99.1 to the original Report on Form 8-K
                 dated February 4, 2000 and filed with the Commission on February 10, 2000 and hereby incorporated by reference).

         99.2    Press Release dated February 7, 2000
                 (filed as Exhibit 99.2 to the original
                 Report on Form 8-K dated February 4, 2000 and filed with the Commission on February
                 10, 2000 and hereby incorporated by
                 reference).

   Exhibit No.   Description
   -----------   -----------
         99.3    The following audited financial statements
                 of FirstSense Software, Inc. (filed as
                 Exhibit 99.3 to the amendment to the
                 Report on Form 8-K/A dated February 4,
                 2000 and filed with the Commission on
                 April 19, 2000 and incorporated herein by
                 reference):

                 Independent Auditors' Report

                 Balance Sheets as of December 31, 1999 and
                 1998

                 Statements of Operations for the years
                 ended December 31, 1999, 1998 and 1997

                 Statements of Stockholders' (Deficit)
                 Equity for the years ended December 31,
                 1999, 1998 and 1997

                 Statements of Cash Flows for the years
                 ended December 31, 1999, 1998 and 1997

                 Notes to the Financial Statements

         99.4    The following pro forma financial
                 information of Concord Communications,
                 Inc. and FirstSense Software, Inc. (filed as Exhibit 99.4 to the amendment to the Report on Form 8-K/A dated February 4,
                 2000 and filed with the Commission on
                 April 19, 2000 and incorporated herein by reference):

                 Unaudited Consolidated Statements of
                 Operations for the years ended December
                 31, 1999 and 1998

                 Unaudited Consolidated Balance Sheet as of
                 December 31, 1999